UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.

(Exact name of registrant as specified in charter)

3435 Stelzer Road

Columbus, OH 43219

(Address of principal executive offices) (Zip Code)

T. Gibbs Kane, Jr., President

8 Sound Shore Drive

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 551-1980

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1.	Reports to Stockholders.

3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-754-8758

June 30, 2010

Dear Shareholder:

The Sound Shore Fund ended June 30, 2010 with a net asset value of $25.90 per share, after an income distribution of $0.133657 on June 24th. The second quarter total return of -12.63% lagged that of the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (“Dow Jones”), which returned -11.43% and -9.36%, respectively.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended June 30, 2010 were 7.80%, -0.81%, 3.94%, and 7.72%, respectively. As stated in the current prospectus, the Fund’s annual operating gross expense ratio is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Stocks sold off broadly in the second quarter of 2010 due to uncertainty about global economic growth. In a quarter where gold reached a record high price and the 10 year US treasury yield fell below 3%, it was the more defensive utility, telecommunication, and consumer staples stocks that performed best. Meanwhile the more cyclical material, financial, and energy shares were the biggest decliners.

Our best contributors for the second quarter included independent refiner Sunoco, gas pipeline operator El Paso, and Newmont Mining, all of which outperformed their lagging sectors. Sunoco and El Paso bucked the trend in energy after the former announced divestiture plans for its profitable steel coking segment and the latter raised estimates for reserve and production potential from its Eagle Ford gas shale acreage in South Texas. Likewise, Newmont was ahead of the materials group as shares benefitted from both record gold prices and the company’s forecast of potential volume growth through 2012.

Our detractors included several holdings where we believe value continued to build but where valuation contracted. For example, earnings and cash flow estimates for Microsoft were stable to higher as the company continued the successful rollout of Windows 7, grew its search and entertainment products, and cut costs. Further, consensus forecasts imply greater than 10% per year earnings per share (EPS) growth through 2012, which should be very competitive. During the quarter, however, Microsoft’s 2011 price to earnings (P/E) multiple declined to 10 due to concerns over personal computer demand. Given our favorable view of the business and the stock’s well below norm valuation, we used the pullback to add to our position.

Similarly, significant market share gains in global private banking and prime brokerage could not keep Credit Suisse’s P/E multiple from dropping to less than 8 times earnings. With one of the banking industry’s strongest balance sheets and mid-cycle returns on equity greater than 15%, we view Credit Suisse as a long-term winner in financial services and we added to our holding with the stock’s second quarter decline.

There is much fretting about equity markets currently due to sovereign stress and the possibility of a US and/or worldwide “re-recession.” Long-term investors, however, should also keep in mind that the S&P 500’s forward P/E multiple of 13.0 times, according to Thomson Baseline, is reasonable when compared to the 15-year median P/E of 17.0 times and also attractive versus the limited competition from interest rates. As well, corporate America’s financial health, unlike that of households and most governments, is in aggregate very strong.

We anticipate the unpopular, yet higher quality stocks we have favored are poised to resume their outperformance particularly if economic concerns continue. Sound Shore’s process remains focused on locating and investing in companies that we believe have market or better financial prospects which are priced at a discount to historic norms and the market. Currently our portfolio’s aggregate forward four quarter P/E multiple and 2011 earnings per share growth are estimated at 10.6 times and 21%, respectively, based on consensus estimates, both of which compare favorably with the S&P 500.

The Sound Shore Fund celebrated its 25th birthday during the second quarter. Those that invested with us since the Fund’s inception have benefitted from better than market returns. As well, shareholders who held the Fund for the ten years ended June 30, 2010 would have seen a $10,000 investment grow to $14,719, while a comparable investment in the S&P 500 would have declined to $8,521.

Thank you for your continued investment with us in the Sound Shore Fund.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average. EPS is the portion of a company’s profit allocated to each outstanding share of common stock and serves as an indicator of a company’s profitability. Price to earnings ratio is the valuation of a company’s current share price compared to its per-share earnings.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 6/30/10:    Credit Suisse Group: 2.49%; El Paso Corp.: 2.35%; Microsoft Corporation: 2.99%; Newmont Mining Corporation: 1.55%; and Sunoco, Inc.: 2.93%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Investments in medium-sized companies pose greater risks than those typically associated with larger, more established companies, such as increased volatility. Foreign investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments.

The views in this letter were those of the Fund managers as of 6/30/10 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

JUNE 30, 2010 (Unaudited)

Sector/Industry Weightings (as of June 30, 2010)

as a percentage of Net Assets

Portfolio Composition is subject to change

	Share Amount	Market Value
Common Stocks (95.4%)
Consumer Discretionary (8.5%)
Apollo Group, Inc., Class A †	928,100	$39,416,407
Comcast Corp., Class A	2,646,500	45,969,705
International Game Technology	2,294,500	36,023,650
Washington Post Co., Class B	57,867	23,753,246

		145,163,008

Consumer Staples (5.7%)
The Coca-Cola Co.	945,900	47,408,508
Wal-Mart Stores, Inc.	1,041,600	50,069,712

		97,478,220

Diversified Financials (17.1%)
Bank of America Corp.	2,901,400	41,693,118
Citigroup, Inc. †	11,985,300	45,064,728

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2010 (Unaudited)

	Share Amount	Market Value
Diversified Financials (Continued)
Credit Suisse Group AG ADR	1,135,900	$42,516,737
Invesco, Ltd.	2,487,100	41,857,893
Morgan Stanley	1,681,600	39,029,936
State Street Corp.	1,265,900	42,812,738
The Charles Schwab Corp.	2,739,200	38,841,856

		291,817,006

Energy (18.8%)
Baker Hughes, Inc.	963,000	40,031,910
ConocoPhillips	831,500	40,818,335
Devon Energy Corp.	783,400	47,724,728
El Paso Corp.	3,613,100	40,141,541
Hess Corp.	354,500	17,845,530
Marathon Oil Corp.	1,611,700	50,107,753
Sunoco, Inc.	1,434,800	49,887,996
Valero Energy Corp.	1,846,100	33,192,878

		319,750,671

Health Care (2.6%)
Baxter International, Inc.	1,081,500	43,952,160

Industrials (2.2%)
Southwest Airlines Co.	3,392,100	37,686,231

Insurance (1.8%)
Marsh & McLennan Cos., Inc.	1,388,900	31,319,695

Materials (1.6%)
Newmont Mining Corp.	427,500	26,393,850

Pharmaceuticals (12.1%)
Abbott Laboratories	1,100,300	51,472,034
Genzyme Corp. †	1,116,600	56,689,782
Novartis AG ADR	993,300	47,996,256
Pfizer, Inc.	3,519,500	50,188,070

		206,346,142

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

JUNE 30, 2010 (Unaudited)

	Share Amount	Market Value
Technology (16.8%)
Applied Materials, Inc.	3,543,500	$42,592,870
eBay, Inc. †	1,439,900	28,236,439
Flextronics International, Ltd. †	6,422,500	35,966,000
Microsoft Corp.	2,216,000	50,990,160
QUALCOMM, Inc.	296,600	9,740,344
Symantec Corp. †	3,062,400	42,506,112
Texas Instruments, Inc.	1,814,400	42,239,232
Visa, Inc., Class A	488,900	34,589,675

		286,860,832

Utilities (8.2%)
AES Corp. †	5,493,700	50,761,788
EQT Corp.	1,048,600	37,896,404
Exelon Corp.	1,349,100	51,225,327

		139,883,519

Total Common Stocks (cost $1,659,917,129)		$1,626,651,334

Short-Term Investments (4.3%)
Money Market Fund (4.3%)
Western Asset/Institutional U.S. Treasury Reserves, 0.02% (cost $74,232,909) (a)	74,232,909	$74,232,909

Total Investments (99.7%) (cost $ 1,734,150,038) *		$1,700,884,243
Other Assets less Liabilities (0.3%)		4,458,244

Net Assets ( 100.0% )		$1,705,342,487

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2010.
†	Non-income producing security.

ADR — American Depositary Receipt

*	Cost for Federal income tax purposes is $1,741,260,003 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$82,320,705
Gross Unrealized Depreciation	(122,696,465)

Net Unrealized Appreciation(Depreciation)	$(40,375,760)

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2010 (Unaudited)

ASSETS
Investments, at value (Cost $1,734,150,038)	$1,700,884,243
Receivables:
Investments sold	8,022,410
Capital shares sold	2,505,693
Dividends	966,306
Prepaid expenses	38,719

Total Assets	1,712,417,371

LIABILITIES
Payables:
Investments purchased	3,404,724
Capital shares redeemed	2,168,320
Accrued liabilities:
Advisory fees	1,196,274
Administrator fees	44,290
Transfer Agent fees and expenses	171,328
Custodian fees	31,581
Compliance and Treasurer Services fees	11,980
Directors’ fees and expenses	25,773
Other	20,614

Total Liabilities	7,074,884

Net Assets	$1,705,342,487

COMPONENTS OF NET ASSETS
Par Value (100,000,000 shares authorized)	$65,846
Paid-in capital	2,141,540,827
Accumulated distributions in excess of net investment income	(309,498)
Accumulated net realized loss on investments	(402,688,893)
Net unrealized depreciation on investments	(33,265,795)

Net Assets	$1,705,342,487

NET ASSET VALUE
Net Assets	$1,705,342,487
Shares Outstanding	65,846,046

Net Asset Value (offering price & redemption price per share)	$25.90

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes $30,848)	$18,154,713

Total Income	18,154,713

Expenses:
Advisory fees (Note 3)	7,896,605
Administrator fees	265,924
Transfer Agent fees and expenses	1,099,061
Custodian fees	99,019
Compliance and Treasurer Services fees (Note 3)	79,265
Directors’ fees and expenses (Note 3)	49,245
Professional fees	132,953
Insurance fees	45,100
Registration fees	31,384
Printing fees	123,697
Miscellaneous	9,435

Total Expenses	9,831,688

Net Investment Income	8,323,025

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold	95,532,829
Net change in unrealized appreciation (depreciation) on investments	(277,733,027)

Net realized and unrealized gain (loss) on investments	(182,200,198)

Net decrease in net assets from operations	$(173,877,173)

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS
	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009
Operations:
Net investment income	$8,323,025	$16,035,383
Net realized gain (loss) on investments sold	95,532,829	(163,659,106)
Net change in unrealized appreciation (depreciation) on investments	(277,733,027)	588,651,738

Increase (decrease) in net assets from operations	(173,877,173)	441,028,015

Dividends to shareholders from net investment income	(8,766,423)	(15,901,483)

Capital share transactions (Note 6)	(228,536,366)	66,721,928

Total increase (decrease)	(411,179,962)	491,848,460
Net Assets:
Beginning of the period	2,116,522,449	1,624,673,989

End of the period (Including line (A))	$1,705,342,487	$2,116,522,449

(A) Accumulated undistributed (distributions in excess of) net investment income	$(309,498)	$133,900

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) are valued at the last quoted sale price, as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following, (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair value estimates are based on judgments regarding the current economic environment, financial reports, credit, collateral and other such factors. Fair valuation could result in a NAV different from one determined by using market quotes.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010:

Valuation Inputs	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,626,651,334	$—	$—	$1,626,651,334
Short-Term Investments	74,232,909	—	—	74,232,909

Total Investments	$1,700,884,243	$—	$—	$1,700,884,243

At June 30, 2010, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“update”) to ASC 820-10, “Fair Value Measurements and Disclosures.” The update requires the disclosure of valuation techniques and inputs used to measure fair value, on both a recurring and nonrecurring basis, for Level 2 and Level 3 investments. In addition, transfers of securities to and from each level must be disclosed on a gross basis and include the reasons for the transfers. ASC 820 requires the disclosure of a reconciliation of the fair value of Level 3 investments from the prior reporting period to the current reporting period (Level 3 rollforward). The reconciliation includes realized and unrealized gains and losses, transfers to and from Level 3, and purchases and sales. The update also requires disclosure of Level 3 gross purchases and sales. The update is effective for interim and annual reporting periods beginning after December 15, 2009, except that disclosure of gross purchases and sales in the Level 3 rollforward is effective for interim and annual periods beginning after December 15, 2010. The Fund’s policy is to disclose significant transfers between levels based on valuations at the end of the reporting period. There were no significant transfers between Level 1, 2, or 3 as of June 30, 2010, based on levels assigned to securities on December 31, 2009.

b)  Security Transactions and Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

c)  Dividends to Shareholders

Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

d)  Federal Taxes

The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3.    Investment Advisory and Other Services

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

Other Services

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Citi or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Pursuant to a Compliance Services Agreement with the Fund, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer, and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FCS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.

The Fund pays each director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act (“Independent Director”), quarterly fees of $1,250, plus $5,000 per quarterly in person meeting, $2,000 per quarterly meeting attended telephonically and $1,000 per special meeting attended in person or telephonically.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.    Purchases and Sales of Securities

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the period ended June 30, 2010 aggregated $740,647,229 and $988,833,587, respectively.

5.    Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$15,901,483	$18,329,460
Long-Term Capital Gain	—	—

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated Net Investment Income	$133,900
Capital and Other Losses	(488,053,914)
Net Unrealized Appreciation	234,299,424

For the year ended December 31, 2009, the Fund had capital loss carryforwards in the amounts of $310,321,821 and $177,732,093 which expire in 2016 and 2017, respectively.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Concluded)

6.    Capital Stock

As of June 30, 2010, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $2,141,540,827. Transactions in capital stock were as follows:

	For the Six Months Ended June 30, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Sale of shares	6,407,439	$185,357,852	17,052,479	$415,155,089
Reinvestment of dividends	315,517	8,487,392	606,466	15,439,386
Redemption of shares	(14,923,251)	(422,381,610)	(14,988,170)	(363,872,547)

Net increase (decrease) from capital transactions	(8,200,295)	$(228,536,366)	2,670,775	$66,721,928

Of the 65,846,046 shares outstanding as of June 30, 2010, the Employees’ Profit Sharing Plan of the Adviser owned 559,738 shares.

7.    Other Information

On June 30, 2010, three entities, Charles Schwab & Co. Inc., National Financial Services LLC, and TD Ameritrade, Inc., held of record in omnibus accounts approximately 73% of the outstanding shares of the Fund on behalf of numerous individual investors.

8.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was available to be issued.

On July 22, 2010, the Board authorized the amendment of the Fund’s Articles of Incorporation to increase the number of shares that are authorized for issuance from 100,000,000 to 200,000,000. This increase will have no effect on the net assets of the Fund or the Fund’s NAV.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31,
		2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$28.58	$22.76	$35.68	$39.19	$36.63	$36.71

Investment Operations
Net investment income(a)	0.11	0.22	0.25	0.20	0.21	0.07
Net realized and unrealized gain (loss) on investments	(2.66)	5.82	(12.91)	0.83	5.86	2.43

Total from Investment Operations	(2.55)	6.04	(12.66)	1.03	6.07	2.50

Distributions from
Net investment income	(0.13)	(0.22)	(0.26)	(0.21)	(0.21)	(0.07)
Net realized gains	—	—	—	(4.33)	(3.30)	(2.51)

Total Distributions	(0.13)	(0.22)	(0.26)	(4.54)	(3.51)	(2.58)

Net Asset Value, End of Period	$25.90	$28.58	$22.76	$35.68	$39.19	$36.63

Total Return(b)	(8.93)%	26.64%	(35.60)%	2.58%	16.56%	6.81%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)	$1,705,342	$2,116,522	$1,624,674	$2,730,928	$2,876,335	$2,268,234
Ratios to Average Net Assets:(c)
Expenses (net of reimbursement)	0.93%	0.94%	0.92%	0.92%	0.92%	0.98%
Expenses (gross)(d)	0.93%	0.94%	0.92%	0.92%	0.92%	0.99%
Net Investment Income	0.79%	0.89%	0.80%	0.50%	0.54%	0.20%
Portfolio Turnover Rate(b)	37%	97%	111%	84%	66%	62%

(a)	Calculated using the average shares outstanding for the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Reflects expense ratio in the absence of expense waiver and reimbursement.

SOUND SHORE FUND, INC.

JUNE 30, 2010 (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Actual Return	$1,000.00	$910.70	$4.41
Hypothetical Return	$1,000.00	$1,020.18	$4.66

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

SOUND SHORE FUND, INC.

JUNE 30, 2010

Advisory Agreement Approval

The Independent Directors met separately in advance of the Board meeting with their independent counsel and had an extensive discussion regarding consideration of the Investment Advisory Agreement. In this meeting, they reviewed the Board materials, as well as the Adviser’s Form ADV Part II, favorable press reports relating to the Fund (including Morningstar information) and discussed these matters in light of the relevant factors set forth in judicial precedent. The Independent Directors also recognized that some factors, such as fall out benefits, were not applicable given the nature of the Adviser’s operations. The Independent Directors expressed their confidence in management and ability to ask questions of management to get the information that is necessary in considering approval of the contracts.

At the Board meeting, the Independent Directors and the full Board reviewed, considered and discussed the written materials provided to them, which included the terms of the advisory agreement, the long, mid and short term performance of the Fund as measured against relevant benchmarks, revenue received by the Adviser from the Fund, and the costs incurred by the Adviser in connection with the services it renders to the Fund, as well as Adviser financial information provided at the meeting. The materials also included comparative analyses of advisory, administration, transfer agency fund accounting and total expenses borne by the Fund to all 61 mutual funds included in an independently selected universe of no-load U.S. diversified equity funds with no 12b-1 or non-12b-1 fees with assets of $1 billion to $3 billion and additional analysis of its fees as compared with a subset of 16 small fund families within this comparison group.

The Directors, including the Independent Directors, also took into account (1) the consistent quality of services provided by the Adviser, including the Fund’s long-term performance record, (2) the reputation of the Adviser, and (3) the professional credentials of its personnel and the efficiency and economy of its operations. The Directors, including the Independent Directors, recognized that while the fees charged by the Adviser to private accounts are lower than those charged to the Fund, the nature of the private accounts and the services provided to them are different from the Fund. While the Directors, including the Independent Directors, did not identify any single factor as controlling, after considering all the factors, they resolved to approve continuance of the Advisory Agreement as in the best interests of the Fund and its shareholders.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is available on the SEC’s website at http://www.sec.gov under the name of the Fund (Company Name).

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is also available on the SEC’s website at http://www.sec.gov. under the name of the Fund (Company Name).

SOUND SHORE FUND, INC.

JUNE 30, 2010

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC’s website at http://www.sec.gov under the name of the Fund (Company Name). It may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Counsel

Dechert LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

107-SAR-0610

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Semiannual Report

(Unaudited)

JUNE 30, 2010

Item 2.	Code of Ethics.

Not applicable

Item 3.	Audit Committee Financial Expert.

Not applicable

Item 4.	Principal Accountant Fees and Services.

Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Included as part of the Report to Stockholders under Item 1.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are filed and attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished and attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Sound Shore Fund, Inc.

By (Signature and Title)	/S/ T. GIBBS KANE, JR.
T. Gibbs Kane, Jr., President

Date:	August 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ T. GIBBS KANE, JR.
T. Gibbs Kane, Jr., President

Date:	August 24, 2010

By (Signature and Title)	/S/ CHARLES S. TODD
Charles S. Todd, Treasurer

Date:	August 24, 2010